UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                         October 6, 2015

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-31403	52-2297449

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-03559	21-0398280

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., ATLANTIC CITY ELECTRIC COMPANY, POTOMAC ELECTRIC POWER COMPANY AND DELMARVA POWER & LIGHT COMPANY.  INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF.  NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 1.01.                      Entry into a Material Definitive Agreement

As previously disclosed, on April 29, 2014, Pepco Holdings, Inc., a Delaware corporation (Pepco Holdings), entered into an Agreement and Plan of Merger with Exelon Corporation, a Pennsylvania corporation (Exelon), and Purple Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Exelon (Merger Sub), which was amended and restated on July 18, 2014 (the Merger Agreement), providing for the merger of Merger Sub with and into Pepco Holdings (the Merger), with Pepco Holdings surviving the Merger as a wholly owned subsidiary of Exelon.

As previously disclosed, on June 18, 2014, Pepco Holdings and its wholly owned subsidiary Potomac Electric Power Company (Pepco), Exelon, and certain of their respective affiliates (collectively, the Joint Applicants), filed an application with the District of Columbia Public Service Commission (the DCPSC) seeking approval of the Merger. On August 25, 2015, the DCPSC announced at a public meeting that it had denied the merger application, and on August 27, 2015, the DCPSC issued its written order related to the Merger.

On September 28, 2015, Pepco Holdings and Exelon announced that the Joint Applicants filed an application for reconsideration with the DCPSC requesting reconsideration of the DCPSC order related to the Merger.

On October 6, 2015, Pepco Holdings, Exelon and Merger Sub entered into a Letter Agreement (the Letter Agreement), setting forth the terms and conditions under which the Joint Applicants will file with the DCPSC (a) a Motion of Joint Applicants to Reopen the Record in Formal Case No. 1119 to Allow for Consideration of Nonunanimous Full Settlement Agreement and Stipulation (the Motion to Reopen), or (b) if the Motion to Reopen is not granted, a new merger application, requesting approval of the Merger on the terms and commitments agreed to in a Settlement Agreement with various parties (as discussed in Item 8.01 below).  Pursuant to the Letter Agreement, Pepco Holdings and Exelon each agrees, among other things, that neither party will exercise the termination rights each may have under Section 8.2(a) of the Merger Agreement on or after October 29, 2015, unless: (i) the DCPSC does not, within 45 days following the date on which the Settlement Agreement is filed with the DCPSC (the Settlement Filing Date), set a procedural schedule which allows for a final order for approval of the Merger within 150 days after the Settlement Filing Date, (ii) the DCPSC sets a schedule for action which does not allow for a final order for approval of the Merger within 150 days after the Settlement Filing Date, (iii) the DCPSC fails to issue a final order approving the Merger and the Settlement Agreement as filed without condition or modification within 150 days after the Settlement Filing Date, (iv) the DCPSC issues a final order denying approval of the Merger or the Settlement Agreement or adds conditions or makes modifications to the Settlement Agreement, (v) the Settlement Agreement is terminated for any reason, or (vi) on or after the date that is 151 days after the Settlement Filing Date a condition to closing of the Merger has not been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing).

The Letter Agreement also provides that approval of the Merger by the DCPSC with any conditions or obligations (other than non-substantive matters) in addition to those set forth in the Settlement Agreement or any other modifications (other than non-substantive changes) to the terms of the Settlement Agreement that, in the aggregate, are adverse to Pepco Holdings, Exelon or their respective subsidiaries constitute a burdensome condition that would entitle Exelon and Merger Sub not to consummate the Merger.

Under the Letter Agreement, closing of the Merger will take place as soon as practicable and in any event on or before the second business day following the satisfaction or waiver of the conditions to closing (other than those conditions that by their nature are to be satisfied at the closing, but subject to the fulfillment of waiver of those conditions), including DCPSC approval of the Merger consistent with the Letter Agreement (or waiver thereof); provided, however, that Exelon may elect to delay closing for a reasonable period of time, not to exceed 30 days, if Exelon determines that it should engage in one or more capital markets or other financing transactions to raise additional funds required to consummate the Merger.  Following the satisfaction or waiver of the conditions to closing (other than those conditions that by their nature are to be satisfied at the closing), Exelon must use its reasonable best efforts to compete the financing transactions as promptly as commercially reasonable.  Additionally, Exelon can only exercise this delay right if such delay would not reasonably be anticipated to (i) impair the likelihood of closing, or (ii) require any further approvals or any modification of an existing approval or consent obtained in connection with the Merger.

The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Letter Agreement, attached as Exhibit 2 and incorporated herein by reference.

Item 8.01.                      Other Events.

On October 6, 2015, Pepco Holdings and Exelon announced that the Joint Applicants entered into a Nonunanimous Full Settlement Agreement and Stipulation (the Settlement Agreement) with the District of Columbia Government, the Office of the People’s Counsel and other parties, which Settlement Agreement contains commitments from the Joint Applicants above those contained in the Joint Applicants’ original merger application.  The commitments in the Settlement Agreement include, among other things: (a) the establishment of a $72.8 million customer investment fund, of which approximately $25.6 million will be utilized for a residential customer base rate credit as an offset to residential rate increases approved by the DCPSC in any Pepco base rate case filed after the closing of the Merger until the credit is fully utilized; (b) an aggregate contribution by Exelon of $5.2 million to promote local employment and the local economy in the District of Columbia; (c) within six months of the closing of the Merger, the relocation of the headquarters of Exelon Utilities, the business group that oversees the utility businesses of Exelon, to the District of Columbia for at least ten years; (d) by January 1, 2018, the relocation of 100 positions to the District of Columbia, and within two years of the closing of the Merger, use of best efforts to hire 102 new union workers in the District of Columbia; (e) the development of up to 10 megawatts (based on good faith negotiations) of solar generation in the District of Columbia by the end of 2018; and (f) within five years of the closing of the Merger, conduct one or more requests for proposals to solicit offers to purchase a total of 100 megawatts of renewable energy, capacity and ancillary services and all environmental attributes associated therewith from one or more new or existing wind-generation facilities.

The Settlement Agreement provides that either Pepco Holdings or Exelon may, in their sole discretion, terminate the Settlement Agreement on substantially the same terms provided in the previously described Letter Agreement.

On October 6, 2015, the Joint Applicants filed with the DCPSC the Motion to Reopen requesting consideration of the Settlement Agreement and approval of the Merger on such terms and conditions set forth in the Settlement Agreement, without condition or modification, and to stay further proceedings on the application for reconsideration filed by the Joint Applicants on September 28, 2015 and toll the time period for reconsideration pending the DCPSC’s consideration of the Settlement Agreement.

A copy of the Settlement Agreement is attached as an exhibit to the Letter Agreement attached as Exhibit 2 hereto. A copy of the Motion to Reopen has been made available on Pepco Holdings’ Web site (http://www.pepcoholdings.com).  Investors may access copies of this information (among other documents and information) through the “Regulatory Filings” hyperlink on the Investor Relations page of this Web site.

Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the Merger, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Pepco Holdings and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. For example, (1) uncertainty surrounding the District of Columbia Public Service Commission’s reconsideration of the denial of the original merger application or approval of the Settlement Agreement; (2) conditions to the closing of the Merger may not be satisfied; (3) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (4) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (5) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (6) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (7) the businesses of Pepco Holdings and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (8) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (10) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ and its utility subsidiaries’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) the definitive proxy statement that Pepco Holdings filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed Merger; (2) Pepco Holdings’ Current Report on Form 8-K filed with the SEC on September 12, 2014, which provides supplemental disclosures to the definitive proxy statement; (3) Pepco Holdings’ and its utility subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2014 in (a) Part I, Item 1A. “Risk Factors,” (b) Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) Note (16), “Commitments and Contingencies” to the consolidated financial statements of Pepco Holdings included in Part II, Item 8. “Financial Statements and Supplementary Data; and (4) Pepco Holdings’ and its utility subsidiaries’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 in (a) Part I, Item 1. “Financial Statements” and (b) Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings and its utility subsidiaries do not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Pepco Holdings or its utility subsidiaries to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ or its utility subsidiaries’ businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Description of Exhibit

		2	Letter Agreement, dated as of October 6, 2015, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
DELMARVA POWER & LIGHT COMPANY
POTOMAC ELECTRIC POWER COMPANY
ATLANTIC CITY ELECTRIC COMPANY

Date:	October 6, 2015	/s/ FREDERICK J. BOYLE
		Name:	Frederick J. Boyle
Title:
Senior Vice President and Chief Financial Officer of Pepco Holdings, Inc., Delmarva Power & Light Company and Potomac Electric Power Company and Chief Financial Officer of Atlantic City Electric Company

INDEX TO EXHIBIT FILED HEREWITH

Exhibit No.	Description of Exhibit
2	Letter Agreement, dated as of October 6, 2015, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.